SCHEDULE 14A INFORMATION
Information Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934.

Filed by the Registrant	[ x ]

Filed by Party other than the Registrant	[ ]

[ x ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[ ]	Definitive Information Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

KEYSTONE MINES LIMITED
(Exact name of Registrant as specified in its charter.)

Commission File number 000-33199

Payment of Filing Fee (Check the appropriate box):

[ x ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid;
	2.	Form, Schedule or Registration Statement No.
	3.	Filing Party:
	4.	Date Filed:

KEYSTONE MINES LIMITED
1040 West Georgia Street
Suite 1160
Vancouver, British Columbia
Canada V6E 4H1

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON February 28, 2003

TO THE STOCKHOLDERS OF KEYSTONE MINES LIMITED:

A special meeting of shareholders of Keystone Mines Limited, a Nevada corporation (the "Company") will be held on Friday, February 28, 2003, at 1:30 p.m. local time at 4710, St-Ambroise, Suite 224A, Montreal, Quebec, Canada, for the following purpose:

1.   To change the name of the Company from Keystone Mines Limited to C-Chip Technologies Corporation.

The foregoing item of business is more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on January 16, 2003, as the record date for determination of Stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. Only Stockholders of record as of the close of business on such date are entitled to notice of and to vote in person or by proxy ant the Special Meeting.

Sincerely,
Stephane Solis
Stephane Solis
President and Chief Executive Officer

February 3, 2003

All Stockholders are invited to attend the Special Meeting in person, but even if you expect to be present at the Special Meeting, sign, date and return the enclosed proxy as promptly as possible in the postage-paid envelope provided. Returning a signed proxy will not prevent you from attending the Meeting and voting in person if you so desire.

KEYSTONE MINES LIMITED

PROXY STATEMENT

January 16, 2003

General

The enclosed proxy is solicited by the Board of Directors of Keystone Mines Limited, a Nevada corporation (the "Company"), for use at a Special Meeting of Stockholders to be held on Friday, February 28, 2003, at 1:30 p.m. local time (the "Special Meeting"), and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at 4710, St-Ambroise, Suite 224A, Montreal, Quebec, Canada. This proxy statement and the accompanying proxy are being mailed to Stockholders of the Company on or about February 3, 2003.

The purpose of the Special Meeting is to approve an amendment (the "Amendment") to the Company's Articles of Incorporation to change the name of the Company to C-Chip Technologies Corporation.

The Board of Directors believes that it is advisable and in the best interests of the Company to change the name of the Company to reflect its new business of developing a new patent-pending wireless communications technology that offers complete remote control and access over targeted equipment and services.

Vote Required

The proposed amendment requires the approval of a majority of the outstanding shares of common stock. Each holder of common stock is entitled to one (1) vote for each share held. The record date for the purpose of determining the number of shares outstanding and for determining stockholders entitled to vote, is the close of business on January 16, 2003, (the "Record Date"), the day in which the Board of Directors of the Company adopted the resolution setting forth and recommending the Amendment to the Articles of Incorporation. As of the record date, the Company had 1,261,198 pre-split shares of common stock issued and outstanding (25,223,960 post-split shares after January 23, 2003). Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Pacific Stock Transfer Company, 500 East Warm Springs, Suite 240, Las Vegas, Nevada 89119.

Furnishing Information

This proxy statement and proxy are being sent all holders of common stock of the Company. The Form 10-KSB , Form 10-QSBs, and Form 8-Ks for the Company including the Form 8-K containing the information required by section 14(f) of the Securities Exchange Act of 1934 and regulation 14f-1 promulgated thereunder may be viewed on the Securities and Exchange Commission web site at www.sec.gov in the Edgar Archives and are incorporated herein by reference. The Form 8-K containing the information required by section 14(f) and regulation 14f-1 was previously mailed to all shareholders of record. The Company is presently current in the filing of all reports required to be filed by it.

Dissenters Rights of Appraisal

There are no dissenter's rights of appraisal applicable this action to change the name of the Company.

Proposals by Security holders

No security holders entitled to vote have transmitted any proposals to be acted upon by the Company.

Security Ownership of Certain Beneficial Owner and Management

The following sets forth as of January 16, 2002 persons owning more than 5% of the common stock of the Company:

Title of Class	Name of beneficial owner	Amount and nature of ownership	Percent of class
Common Stock	Capex Investments Limited	250,000 Indirect [1]	19.83%

[1] Capex Investments Limited is owned by 7bridge Capital Partners Limited which is owned by Robert Clarke, John Fraser and Cherry Lee.

The following sets forth as of January, 2003, all shares of common stock owned by all directors and nominees, each executive officer, and directors and executive officers as a group.

Title of Class	Name of beneficial owner	Position with Company	Amount and nature of ownership	Percent of class
Common Stock	Robert Clarke	Chairman of the Board of Directors	83,333.33 [1] Indirect	6.61%
Common Stock	John Fraser	Secretary, Treasurer & Director	83,333.33 [1] Indirect	6.61%
Common Stock	Cherry Lee	Director	83,333.33 [1] Indirect	6.61%
Common Stock	Stephane Solis	President & Chief Executive Officer	0	0%
Common Stock	Benjamin Leboe	Chief Financial Officer	0	0%
All officers and directors as a group (5 persons)			0	0%

[1] Shares are registered in the name of Capex Investments Limited which is owned entirely by 7bridge Capital Partners Limited which is owned equally by Robert Clarke, John Fraser and Cherry Lee.

The list reflects the ownership of all shares of common stock owned by all directors and nominees, each executive officer, and directors and executive officers as a group.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company other than the issuance of an undetermined amount of common stock upon the possible conversion of debt to shares of common stock evidenced by the Unsecured Convertible Debenture.

PROPOSAL TO CHANGE THE NAME OF THE COMPANY

The Board of Directors has determined that it would be in the best interest of the Company to change the name of the Company from KEYSTONE MINES LIMITED to C-CHIP TECHNOLOGIES CORPORATION to reflect its change in business from mining exploration to developing a new patent-pending wireless communications technology that offers complete remote control and access over targeted equipment and technology.

Reasons for the Proposal

After completing its public offering and listing its common stock for trading on the Bulletin Board operated by the National Association of Securities Dealers, Inc., the Company reviewed mining exploration test results relating to its property and determined that further exploration of its property would be futile.

Thereafter, Mike Muzylowski and Carlo Civelli, controlling shareholders of the Company, were approached, Capex Investments Limited who was interested in acquiring control of a public company for the purpose of transferring certain assets to the Company and changing the Company's business purpose to developing a new patent-pending wireless communications technology that offers complete remote control and access over targeted equipment and technology. Messrs Muzylowski and Civelli each received $25,000 from Capinvest LLC in exchange all of their shares of common stock which totaled 5,000,000 shares and transferred their shares to Capinvest LLC.

The transfer of shares took place on January 7, 2003 and all 5,000,000 were subsequently cancelled.

Thereafter, the Company decided to change its name from KEYSTONE MINES LIMITED to C-CHIP TECHNOLOGIES CORPORATION in order to more correctly reflect the new business of the Company.

Certain Matters Related to the Proposal

The amendment to the articles of incorporation will become effective upon filing with the Secretary of State of Nevada. It is anticipated that the foregoing will take place within seven days for the date of the meeting, assuming the proposal is approved by the shareholders.

The proxy card accompanying this proxy statement is solicited by the Board of Directors. Proxies may be solicited by officers, directors and other employees of the Company, none of whom will receive any additional compensation for their services. Solicitations of proxies may be made personally, or by mail, telephone, telegraph, facsimile or messenger. The Company will reimburse the persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All costs of soliciting proxies will be paid by the Company.

OTHER MATTERS

The Company is not aware of any other business to be acted upon at the meeting. If other business requiring a vote of the shareholders should come before the meeting, the holders of the proxies will vote in accordance with their best judgment.

By Order of the Board of Directors

Robert Clarke, Chairman

February 3, 2003

P R O X Y

FOR THE SPECIAL MEETING
OF SHAREHOLDERS OF
KEYSTONE MINES LIMITED

KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Stephane Solis with the power of substitution, attorney and proxy to appear and vote at the Special Meeting of Shareholders of Keystone Mines Limited on Friday, February 28, 2003 at 1:30 p.m. local time at 4710, St-Ambroise, Suite 224A, Montreal, Quebec, Canada and at any adjournments thereof, with all the powers the undersigned would possess if personally present, including authority to vote on the matters shown below in the manner directed and upon any other matter which may properly come before the meeting.

This proxy is solicited on behalf of the Board of Directors of Keystone Mines Limited. Except as specified to the contrary below, the shares represented by this proxy will be voted for Proposal 1. The undersigned hereby revokes any proxy previously given to vote such shares at the meeting or at any adjournment.

PLEASE MARK THE FOLLOWING WITH AN "X."

1.	CHANGE THE NAME OF THE COMPANY TO C-CHIP TECHNOLOGIES CORPORATION
	[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

PLEASE VOTE, DATE AND SIGN YOUR NAME(S) EXACTLY AS PRINTED ON THIS PROXY, indicating, where applicable, official position or representative capacity.
[LABEL]	_________________
_________________________________ Signature

__________________________________ (Additional signature(s) if held jointly)
DATE:	________________

PLEASE RETURN THIS PROXY IN THE POSTAGE PAID
SELF ADDRESSED ENVELOPE ENCLOSED.